UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2006

                            GRAN TIERRA ENERGY, INC.
                             (f/k/a GOLDSTRIKE INC.)

             (Exact name of registrant as specified in its charter)

          Nevada                     333-111656               Applied For
-------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
    of incorporation)                                    Identification Number)

                300, 611 - 10th Avenue S.W.
                 Calgary, Alberta, Canada                          T2R 0B2
         (Address of principal executive offices)                (Zip Code)

                                 (403) 265-3221
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On February 15, 2006, Gran Tierra Energy Inc. (the "Company") executed an offer to acquire certain interests of Compania General de Combustibles S.A. ("CGC") in certain assets in Argentina. The Company offered to purchase CGC's participation interests in a total of eight properties in Northern Argentina. Assets acquired include all rights to petroleum and natural gas substances and rights to explore for and recover petroleum and natural gas, for a combination of producing, non-producing and exploration assets.

      The total purchase price for the acquisitions is $37.8 million. Up to $5 million of the purchase price may consist of shares of the Company's common stock, to be determined by CGC at a later date.

      The purchase of CGC's interests is expected to close on or about April 30, 2006, or such other date as shall be agreed in writing by the Company and CGC. The closing is subject to standard conditions including the execution of mutually acceptable agreements on or before the closing date, the receipt of necessary regulatory and governmental approvals, the provision of necessary financing and is subject to preferential acquisition rights of partners in certain properties. If a sale and assignment agreement has not been signed by April 30, 2006 by both the Company and CGC, the Company's offer will expire according to its terms.

      On February 22, 2006, the Company issued a press release to announce its execution of the above described offer. The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

      (d)   Exhibits.


      Exhibit No.       Description
      -----------       -----------

      99.1              Press Release of the Company dated February 22, 2006


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Gran Tierra Energy Inc.


                                               By: /s/ James Hart
                                                   ---------------------------
                                               Name:   James Hart
                                               Title:  Chief Financial Officer
                                               Date:   February 22, 2006


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

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99.1              Press Release of the Company dated February 22, 2006